POLYNOUS GROWTH FUND

                        Supplement Dated October 25, 2004
                      To Prospectus Dated December 1, 2003

The following performance table replaces the performance table on page 3 of the December 1, 2003 prospectus:


Average annual total returns as of December 31, 2002
                                                           1 Year       5 Year      Since
                                                                                  Inception1
======================================================== =========== =========== ============
Polynous Growth Fund2

Return Before Taxes                                        -43.38%      -12.76%       -6.90%

Return After Taxes on Distributions3                       -43.38%      -13.06%       -7.42%

Return After Taxes on Distributions and
 Sale of Fund Shares3                                      -26.42%      -9.49%        -5.04%

Russell 2000 Index                                         -20.48%      -1.04%         3.88%


1  August 12, 1996
2 The Fund's performance reflects payment of sales loads.
3 After -tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


     This supplement and the Prospectus dated December 1, 2003 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated December 1, 2003, which is incorporated herein by reference and can be obtained without charge by calling the Fund at 1-800-528-8069.



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